Summary prospectus

Core equity

Delaware Large Cap Core Fund

Nasdaq ticker symbol
Class A	DDCAX
Class C	n/a
Class R	n/a

August 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated August 28, 2010, and any supplements thereto are incorporated by reference into this summary prospectus.

Delaware Large Cap Core Fund

Delaware Large Cap Core Fund is available only to certain residents of certain states.

What is the Fund's investment objective?

Delaware Large Cap Core Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%
Other expenses	2.15%	2.15%	2.15%
Total annual fund operating expenses	3.05%	3.80%	3.30%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			(if redeemed)
Class	A	C	C	R
1 year	$865	$382	$482	$333
3 years	$1,463	$1,161	$1,161	$1,015
5 years	$2,084	$1,958	$1,958	$1,722
10 years	$3,746	$4,036	$4,036	$3,595

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund's investment manager, Delaware Management Company (Manager), will invest the Fund's assets primarily in common stocks of large companies that the Manager believes have a combination of attractive valuations, growth prospects, and strong cash flows. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of large-capitalization companies (80% policy). The Fund currently defines large-capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the S&P 500 Index. While the market capitalization of companies in the S&P 500 Index ranged from approximately $1.0 billion to $308 billion as of June 30, 2010, the Fund will normally invest in common stock of companies with market capitalizations of at least $2 billion at the time of purchase. The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days' notice prior to any change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, or investor confidence or heavy institutional selling.

Large capitalization risk

Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller capitalization companies.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Futures and options risk

The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Derivatives risk

Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated.

Counterparty risk

The risk that a counterparty to a derivative contract (such as a futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk

The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Large Cap Core Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class A)

As of June 30, 2010, the Fund's Class A shares had a calendar year-to-date return of -9.22%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 15.91% for the quarter ended June 30, 2009 and its lowest quarterly return was -21.71% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	Lifetime (8/31/06 to 12/31/09)
Class A return before taxes	16.44%	-4.50%
Class A return after taxes on distributions	16.11%	-4.95%
Class A return after taxes on distributions and sale of Fund shares	10.67%	-3.87%
Class C return before taxes	n/a	n/a
Class R return before taxes	n/a	n/a
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	23.62%	-2.79%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Francis X. Morris	Senior Vice President, Chief Investment Officer—Core Equity	August 2006
Christopher S. Adams, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006
Michael S. Morris, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006
Donald G. Padilla, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006
Parshv A. Shah, CFA	Vice President, Portfolio Manager, Equity Analyst	August 2010

Purchase and redemption of Fund shares

The Fund is available only to certain residents of certain states.

If you are eligible, you may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at    800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-562 [4/10] DG3 15539 [8/10]